Exhibit 99.1

-APi Group Provides Update on 2023 Performance and Initial 2024 Guidance-

New Brighton, Minnesota – February 20, 2024 – APi Group Corporation (NYSE: APG) (“APi” or the “Company”) today provided an update on year-end 2023 results and net revenue and adjusted EBITDA guidance for 2024. The Company is participating in two upcoming investor conferences and may discuss these items while at the conferences.
Financial Update
Russ Becker, APi’s President and Chief Executive Officer stated: “2023 was another year of record financial results for APi, with continued improvements in adjusted EBITDA margin and free cash flow generation. We expect net revenues and adjusted EBITDA for 2023 will be above the midpoint of the guidance range provided on November 2, 2023 of $6,925 million and $780 million, respectively. In addition, we expect to end the year with a net leverage ratio of approximately 2.3x, following through on our commitment to end the year below 2.5x, driven by adjusted free cash flow conversion for the year that came in above our target of 65%. We believe that the strength of our balance sheet provides APi significant flexibility to pursue value enhancing capital allocation alternatives including, but not limited to, an acceleration of our bolt-on M&A strategy.
As we look ahead to 2024, we expect that our momentum in the services business will continue and that our projects business in Specialty and HVAC will continue to have its organic growth moderated in the first half of 2024, driven by disciplined customer and project selection as well as deflation in certain material costs. Our backlog remains strong and we believe that net revenues for 2024 will range between $7,050 to $7,250 million, representing mid-single-digit organic growth (adjusted for certain acquisitions and divestitures) in net revenues, led by expected double-digit core inspection organic growth.
For 2024 adjusted EBITDA, we expect to deliver between $855 to $905 million as margins are expected to continue to expand this year. We remain confident in achieving our goal of 13%+ adjusted EBITDA margin in 2025 through an improved mix of inspection, service and monitoring revenue, procurement savings, value capture opportunities from recent acquisitions and leveraging our global scale. We look forward to providing more detail on our 2023 performance as well as our outlook for 2024 on our earnings call on February 28, 2024.”
Upcoming Investor Conference Participation
APi’s senior leadership will be participating in a fireside chat at the Citi 2024 Global Industrial Tech and Mobility Conference on Wednesday, February 21, 2024 at 2:40pm ET and the Barclays 2024 Industrial Select Conference on Thursday, February 22, 2024 at 8:35am ET. The live webcast link and archived replay will be available in the “Events” area on the Investor Relations page of APi’s website at www.apigroupcorp.com. Interested parties should check the Company’s website for any schedule updates or time changes.

About APi:
APi is a global, market-leading business services provider of life safety, security and specialty services with a substantial recurring revenue base and over 500 locations worldwide. APi provides statutorily mandated and other contracted services to a strong base of long-standing customers across industries. We have a winning leadership culture driven by entrepreneurial business leaders to deliver innovative solutions for our customers. More information can be found at www.apigroupcorp.com.
Investor Relations and Media Inquiries:
Adam Fee
Vice President of Investor Relations
Tel: +1 651-240-7252
Email: investorrelations@apigroupinc.us
Forward-Looking Statements and Disclaimers
Certain statements in this press release and related comments made by management may be considered forward-looking statements within the meaning of the U.S federal securities laws. Forward-looking statements are any statements other than statements of historical fact and represent our current judgment about possible future events. In some cases, you can identify forward-looking statements by terms including “expect”, “anticipate”, “project”, “will”, “should”, “believe”, “intend”, “plan”, “estimate”, “potential”, “target”, “would”, and similar expressions, although not all forward-looking statements contain these identifying terms. While we believe these statements are reasonable, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including (i) economic conditions, competition, inflation, or currency impacts, (ii) the ability to recognize the anticipated benefits of the Company’s acquisitions, including anticipated cost savings from the Chubb acquisition, (iii) failure to fully execute the Company’s inspection first strategy or to realize the expected service revenue from such inspections, (iv) risks associated with the Company’s expanded international operations, (v) the Company’s substantial level of indebtedness, and (vi) those risks and uncertainties discussed in the “Risk Factors” section of our Form 10-K filings, and any updates to the risk factors in our Form 10-Q and 8-K filings with the U.S. Securities and Exchange Commission. Given these risks and uncertainties, investors are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of such statements and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
We do not provide reconciliations of forward-looking non-U.S. GAAP adjusted EBITDA to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for acquisitions and divestitures, business process transformation and other expenses for the integration of acquired businesses, one-time and other events such as impairment charges, transaction and other costs related to acquisitions, restructuring costs, amortization of intangible assets, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.
The preliminary, unaudited financial estimates contained in this press release are based on information available to management as of the date of this press release, remain subject to the completion of normal year-end accounting procedures and adjustments, and are subject to change. Our independent registered public accounting firm has not completed its review of our results for the year ended December 31, 2023. During the course of the preparation of our consolidated financial statements and related notes, and completion of our financial close and procedures for the year ended, adjustments to the preliminary estimates may be identified, and such adjustments may be material. In addition, other developments may arise between now and the time the financial statements for the year ended December 31, 2023 are finalized. We undertake no obligation to update the information in this press release in the event facts or circumstances change after the date of this press release.

Non-GAAP Financial Measures
This press release contains non-U.S. GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company uses certain non-U.S. GAAP financial measures that are included in this press release and the additional financial information both in explaining its results to shareholders and the investment community and in its internal evaluation and management of its businesses. The Company’s management believes that these non-U.S. GAAP financial measures and the information they provide are useful to investors since these measures (a) permit investors to view the Company’s performance using the same tools that management uses to evaluate the Company’s past performance, reportable business segments and prospects for future performance, (b) permit investors to compare the Company with its peers and (c) determine certain elements of management’s incentive compensation (d) provide consistent period-to-period comparisons of the results. Specifically:
•Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is the measure of profitability used by management to manage its segments and, accordingly, in its segment reporting. The Company supplements the reporting of its consolidated financial information with certain non-U.S. GAAP financial measures, including EBITDA and adjusted EBITDA, which is defined as EBITDA excluding the impact of certain non-cash and other specifically identified items (“adjusted EBITDA”). Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenues. The Company believes these non-U.S. GAAP measures provide meaningful information and help investors understand the Company’s financial results and assess its prospects for future performance. The Company uses EBITDA and adjusted EBITDA to evaluate its performance, both internally and as compared with its peers, because it excludes certain items that may not be indicative of the Company’s core operating results. Consolidated EBITDA is calculated in a manner consistent with segment EBITDA, which is a measure of segment profitability.